Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Towe, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Powerfleet, Inc. for the quarter ended June 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Powerfleet, Inc. at the dates and for the periods indicated.

I, David Wilson, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Powerfleet, Inc. for the quarter ended June 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Powerfleet, Inc. at the dates and for the periods indicated.

By:	/s/ Steve Towe
Steve Towe
Chief Executive Officer
(Principal Executive Officer)
Date: August 10, 2023

By:	/s/ David Wilson
David Wilson
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: August 10, 2023

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-Q of Powerfleet, Inc. for the quarter ended June 30, 2023 or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Powerfleet, Inc. and will be retained by Powerfleet, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.